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                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: April 27, 2006


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================


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


ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 27, 2006, the Company announced its earnings for the Fiscal Year 2006 Second Quarter ended March 31, 2006. A copy of the press release summarizing these earnings is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     Additional information with respect to the Company's consolidated statements of operations for the three months and six months ended March 31, 2006 and 2005 and an analysis of revenues and contract drilling costs for the three months and six months ended March 31, 2006 and 2005 are attached hereto as Exhibits 99.2 and 99.3, respectively, which are being furnished; however, should not be deemed to be filed under Section 18 of the Exchange Act.


ITEM 7.01         REGULATION FD DISCLOSURE

     Additional information with respect to the Company's Contract Stats Summary at April 27, 2006 is attached hereto as Exhibit 99.5. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 18 of the Exchange Act.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.



ITEM 9.01                 EXHIBITS

EXHIBIT 99.1   PRESS RELEASE DATED APRIL 27, 2006

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2006 AND 2005

EXHIBIT 99.3 ANALYSIS OF REVENUES AND CONTRACT DRILLING COSTS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2006

EXHIBIT 99.4   CONTRACT STATUS SUMMARY AT APRIL 27, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ATWOOD OCEANICS, INC.
                                                 (Registrant)



                                                 /s/ James M. Holland
                                                 James M. Holland
                                                 Senior Vice President

                                                 DATE:    April 27, 2006








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


                        EXHIBIT INDEX


EXHIBIT NO.                 DESCRIPTION

99.1     Press Release dated April 27, 2006

99.2 Consolidated Statements of Operations for the Three Months and Six Months ended March 31, 2006 and 2005

99.3 Analysis of Revenues and Drilling Costs for the Three Months and Six Months ended March 31, 2006

99.4     Contract Status Summary at April 27, 2006

Houston, Texas
27 April 2006

FOR IMMEDIATE RELEASE

     ATWOOD OCEANICS, INC., Houston-based International Drilling Contractor, announced today that the Company earned net income of $15,629,000 or $.50 per diluted share, on revenues of $67,529,000 for the quarter ended March 31, 2006, compared to net income of $4,711,000 or $.15 per diluted share, on revenues of $41,017,000 for the quarter ended March 31, 2005. For the six months ended March 31, 2006, the Company earned net income of $30,152,000 or $.96 per diluted share, on revenues of $122,943,000 compared to net income of $13,361,000 or $.43 per diluted share, on revenues of $86,443,000 for the six months ended March 31, 2005.


                                     FOR THE THREE MONTHS ENDED MARCH 31,
                                           2006                   2005
                                     ------------           -------------

Revenues                             $ 67,529,000            $ 41,017,000
Income before Income Taxes             18,318,000               6,100,000
Provision for Income Taxes             (2,689,000)             (1,389,000)
Net Income                             15,629,000               4,711,000
Earnings per Common Share -
      Basic                                  0.51                    0.15
      Diluted                                0.50                    0.15
Weighted Average Shares
   Outstanding -
      Basic                            30,926,000              30,426,000
      Diluted                          31,446,000              31,284,000


                                      FOR THE SIX MONTHS ENDED MARCH 31,
                                          2006                   2005
                                    -------------          ---------------

Revenues                            $ 122,943,000            $ 86,443,000
Income before Income Taxes             35,345,000              14,243,000
Provision for Income Taxes             (5,193,000)               (882,000)
Net Income                             30,152,000              13,361,000
Earnings per Common Share -
      Basic                                  0.98                    0.44
      Diluted                                0.96                    0.43
Weighted Average Shares
   Outstanding -
      Basic                            30,832,000              30,292,000
      Diluted                          31,327,000              31,164,000





                                                   Contact:  Jim Holland
                                                          (281) 749-7804


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



                                                    EXHIBIT 99.2


                                        ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                   UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                                      (In thousands, except per share amounts)


                                                    Three Months Ended                Six Months Ended
                                                       March 31,                         March 31,
                                                ---------------------------      ---------------------------
                                                   2006            2005               2006           2005
                                                   ----            ----               ----           ----

REVENUES:
Contract drilling                                 $ 67,529        $ 39,801         $ 122,943       $ 78,787
Business interruption proceeds                           -           1,216                 -          7,656
                                                  --------        --------         ---------       --------
                                                    67,529          41,017           122,943         86,443
                                                  --------        --------         ---------       --------

COSTS AND EXPENSES:
Contract drilling                                   37,270          23,601            71,040         48,804
Depreciation                                         6,207           6,639            12,597         13,165
General and administrative                           4,605           3,019            10,598          6,590
                                                  --------        --------         ---------       --------
                                                    48,082          33,259            94,235         68,559
                                                  --------        --------         ---------       --------
OPERATING INCOME                                    19,447           7,758            28,708         17,884
                                                  --------        --------         ---------       --------

OTHER INCOME (EXPENSE)
Interest expense, net of capitalized interest       (1,467)         (1,727)           (3,207)        (3,745)
Gain on sale of equipment                                -               -             9,275              -
Interest income                                        338              69               569            104
                                                  --------        --------         ---------       --------
                                                    (1,129)         (1,658)            6,637          (3,641)
                                                  --------        --------         ---------       ---------
INCOME  BEFORE INCOME TAXES                         18,318           6,100            35,345         14,243
PROVISION FOR INCOME TAXES                           2,689           1,389             5,193            882
                                                  --------        --------         ---------       --------
NET INCOME                                         $15,629          $4,711           $30,152        $13,361
                                                  ========        ========        ==========       ========

EARNINGS PER COMMON SHARE:
              Basic                                   0.51            0.15              0.98           0.44
              Diluted                                 0.50            0.15              0.96           0.43
AVERAGE COMMON SHARES OUTSTANDING:
            Basic                                   30,926          30,426            30,832         30,292
            Diluted                                 31,446          31,284            31,327         31,164


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



                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                     ANALYSIS OF REVENUES AND DRILLING COSTS
                                   (Unaudited)


                                           FOR THE THREE MONTHS ENDED
                                                 MARCH 31, 2006

                                                                CONTRACT
                                                                DRILLING
                                       REVENUES                   COSTS
                                     --------------          -------------
                                                 (In Millions)

ATWOOD EAGLE                              $ 13.4                    $ 6.2
ATWOOD FALCON                                6.6                      3.5
ATWOOD BEACON                                7.1                      2.8
VICKSBURG                                    7.8                      2.5
ATWOOD HUNTER                               12.1                      3.9
SEAHAWK                                      2.9                      1.7
ATWOOD SOUTHERN CROSS                       10.7                     10.6
RICHMOND                                     4.1                      2.5
AUSTRALIA MANAGEMENT CONTRACTS               2.8                      2.4
OTHER                                         -                       1.2
                                          ------                    -----
                                            67.5                     37.3
                                          ======                    =====


                                              FOR THE SIX MONTHS ENDED
                                                   MARCH 31, 2006

                                                                CONTRACT
                                                                DRILLING
                                       REVENUES                   COSTS
                                      ------------            -----------
                                                  (In Millions)

ATWOOD EAGLE                              $ 21.4                   $ 12.2
ATWOOD FALCON                               13.4                      7.2
ATWOOD BEACON                               13.0                      5.1
VICKSBURG                                   14.5                      6.0
ATWOOD HUNTER                               22.4                      7.7
SEAHAWK                                      7.5                      4.1
ATWOOD SOUTHERN CROSS                       16.7                     16.1
RICHMOND                                     8.1                      4.9
AUSTRALIA MANAGEMENT CONTRACTS               5.9                      5.2
OTHER                                         -                       2.5
                                          ------                    -----
                                           122.9                     71.0
                                          ======                    =====

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

                                                       EXHIBIT 99.4
                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONTRACT STATUS SUMMARY
                                                    AT APRIL 27, 2006



NAME OF RIG              LOCATION            CUSTOMER                   CONTRACT STATUS
-----------------        --------            --------                   ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON            MALAYSIA            SARAWAK SHELL ("SHELL")    The rig is currently working under an approximate four
                                                                        year commitment with Shell.  Commencing in August
                                                                        2006, the rig is scheduled to undergo a $30 million
                                                                        upgrade of which $24 million will be funded by Shell.

ATWOOD HUNTER            EGYPT               BURULLUS GAS CO.           The rig has a two year contract commitment with
                                             ("BURULLUS") FARM-OUT      Woodside.  Woodside has farmed-out to Burullus two
                                             FROM WOODSIDE ENERGY,      wells that will be drilled under this two year
                                             LTD. ("WOODSIDE")          commitment.  The rig is currently working for Burullus
                                                                        under the farm-out arrangement.  Immediately upon the
                                                                        rig completing the Burullus drilling program the rig
                                                                        will commence working for Woodside.

ATWOOD   EAGLE           AUSTRALIA           WOODSIDE ENERGY, LTD.      The rig continues to work under drilling programs for
                                             ("WOODSIDE") and BHP       Woodside and BHP.  Following completion of its current
                                             BILLITON PETROLEUM PTY.    commitments with Woodside/BHP (estimated June/July
                                             ("BHP")                    2007), the rig will drill one well for ENI then
                                                                        commence a new one (1) to three (3) year commitment
                                                                        for Woodside.  Woodside has until October 2006 to
                                                                        decide the length of its contract commitment.  All of
                                                                        the above commitments should keep the rig employed
                                                                        through at least fiscal year 2008 and possibly fiscal
                                                                        year 2010.

SEAHAWK                  SINGAPORE           AMERADA HESS EQUATORIAL    The rig is currently in a shipyard undergoing certain
                         SHIPYARD            GUINEA, INC. ("HESS")      upgrades and refurbishment.  Upon completion of the
                                                                        shipyard work the rig will be moved to West Africa to
                                                                        commence a contract for Hess.  The rig should return
                                                                        to work in August 2006.  The Hess contract is for a
                                                                        firm period of 730 days with four options of 180 days
                                                                        each.

ATWOOD SOUTHERN CROSS    ITALY               ENI SPA AGIP EXPLORATION   The rig is currently working for AGIP under a drilling
                                             & PRODUCTION DIVISION      program that should be completed in June/July 2006.
                                             ("AGIP")                   Upon completion of the AGIP contract, the rig will be
                                                                        moved to the Black Sea to commence a drilling program
                                                                        for Melrose followed by a drilling program for
                                                                        Toreador.
                                      -8-




CANTILEVER JACK-UPS -
---------------------
VICKSBURG                MALAYSIA            PETRONAS CARIGALI          The rig is currently drilling one-well for Petronas
                                             FARM-OUT FROM              Carigali which is farm-out from Petrofac.  Following
                                             PETROFAC (MALAYSIA-PM 304) the drilling of  this well, the rig will commence a four (4) firm plus three (3) options wells contract
                                                                        for Petrofac which is estimated to take until the
                                                                        first quarter of fiscal year 2007 to complete.
                                                                        Immediately upon completion of the Petrofac contract,
                                                                        the rig will be moved Cambodia to work under an eight
                                                                        month drilling program for Chevron, followed by a
                                                                        two-year drilling program with Chevron in Thailand.

ATWOOD BEACON            VIETNAM             HOANG LONG AND HOAN VU     The rig is currently working under a drilling program
                                             JOINT OPERATING COMPANIES  for Hoang Long.  This drilling program is currently
                                             ("HOANG LONG")             expected to be completed in September 2006 to
                                                                        complete.  Immediately upon completion of its current
                                                                        contract, the rig will be moved (after a brief stop in
                                                                        Singapore)  to India to commence a 25-month contract
                                                                        for GSPC.

SUBMERSIBLE -
-------------
RICHMOND                 UNITED STATES       HELIS OIL & GAS COMPANY    The rig is currently working under a drilling program
                         GULF OF MEXICO      ("HELIS")                  for Helis.  This drilling program is expected to take
                                                                        until May/June 2007 to complete.

MODULAR PLATFORMS -
------------------
GOODWYN 'A' /NORTH       AUSTRALIA           WOODSIDE ENERGY LTD.       The Company is managing drilling operations on behalf
RANKIN 'A'                                                              of Woodside for the NORTH RANKIN 'A'.  The GOODWYN 'A'
                                                                        continues with an indefinite planned break in drilling
                                                                        activity, with the Company involved in rig maintenance.


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